Exhibit 99.1
QUALITY SYSTEMS, INC.
CONSOLIDATED STATMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2015	2014	2015	2014
Revenues:
Software license and hardware	$21,144	$19,787	$81,649	$79,366
Software related subscription services	13,326	8,912	44,592	27,335
Total software, hardware and related	34,470	28,699	126,241	106,701
Support and maintenance	43,234	41,376	169,219	160,060
Revenue cycle management and related services	19,720	15,316	74,237	62,976
Electronic data interchange and data services	20,082	17,421	76,358	67,295
Professional Services	10,882	12,391	44,170	47,635
Total revenues	128,388	115,203	490,225	444,667
Cost of revenue:
Software license and hardware	6,477	7,871	28,803	49,272
Software related subscription services	5,643	3,355	20,672	12,374
Total software, hardware and related	12,120	11,226	49,475	61,646
Support and maintenance	7,802	6,384	28,866	22,590
Revenue cycle management and related services	14,252	12,059	54,406	46,203
Electronic data interchange and data services	12,274	10,845	48,244	42,567
Professional Services	9,393	12,840	42,173	47,157
Total cost of revenue	55,841	53,354	223,164	220,163
Gross profit	72,547	61,849	267,061	224,504
Operating expenses:
Selling, general and administrative	41,279	38,676	158,172	149,214
Research and development costs	17,638	15,120	69,240	41,524
Amortization of acquired intangible assets	898	1,132	3,693	4,805
Impairment of goodwill and other assets	—	—	—	5,873
Total operating expenses	59,815	54,928	231,105	201,416
Income from operations	12,732	6,921	35,956	23,088
Interest income (expense), net	(271)	322	(230)	269
Other income (expense), net	(45)	35	(62)	(356)
Income before provision for income taxes	12,416	7,278	35,664	23,001
Provision for income taxes	1,673	2,077	8,332	7,321
Net income	$10,743	$5,201	$27,332	$15,680
Net income per share:
Basic	$0.18	$0.09	$0.45	$0.26
Diluted	$0.18	$0.09	$0.45	$0.26
Weighted-average shares outstanding:
Basic	60,288	60,208	60,259	59,918
Diluted	60,956	60,592	60,849	60,134
Dividends declared per common share	$0.175	$0.175	$0.70	$0.70

QUALITY SYSTEMS, INC.
CONSOLIDATED STATMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
Revenues:
Software license and hardware	$21,428	$18,213	$60,505	$59,579
Software related subscription services	11,864	7,636	31,266	18,423
Total software, hardware and related	33,292	25,849	91,771	78,002
Support and maintenance	43,045	39,763	125,985	118,684
Revenue cycle management and related services	20,392	16,178	54,517	47,660
Electronic data interchange and data services	19,051	16,637	56,276	49,874
Professional Services	7,644	10,427	33,288	35,244
Total revenues	123,424	108,854	361,837	329,464
Cost of revenue:
Software license and hardware	7,295	28,094	22,326	41,401
Software related subscription services	5,194	3,116	15,029	9,019
Total software, hardware and related	12,489	31,210	37,355	50,420
Support and maintenance	7,365	5,642	21,064	16,206
Revenue cycle management and related services	14,246	11,736	40,154	34,144
Electronic data interchange and data services	11,956	10,276	35,970	31,722
Professional Services	8,304	12,191	32,780	34,317
Total cost of revenue	54,360	71,055	167,323	166,809
Gross profit	69,064	37,799	194,514	162,655
Operating expenses:
Selling, general and administrative	41,482	36,864	116,893	110,538
Research and development costs	18,468	13,175	51,602	26,404
Amortization of acquired intangible assets	904	1,219	2,795	3,673
Impairment of goodwill and other assets	—	5,873	—	5,873
Total operating expenses	60,854	57,131	171,290	146,488
Income (loss) from operations	8,210	(19,332)	23,224	16,167
Interest income (expense), net	(82)	121	41	(53)
Other income (expense), net	—	18	(17)	(391)
Income (loss) before provision for (benefit of) income taxes	8,128	(19,193)	23,248	15,723
Provision for (benefit of) income taxes	1,452	(6,606)	6,659	5,244
Net income (loss)	$6,676	$(12,587)	$16,589	$10,479
Net income (loss) per share:
Basic	$0.11	$(0.21)	$0.28	$0.18
Diluted	$0.11	$(0.21)	$0.27	$0.17
Weighted-average shares outstanding:
Basic	60,272	60,173	60,250	59,823
Diluted	60,855	60,173	60,813	59,984
Dividends declared per common share	$0.175	$0.175	$0.525	$0.525

QUALITY SYSTEMS, INC.
CONSOLIDATED STATMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2014	2013	2014	2013
Revenues:
Software license and hardware	$19,316	$20,614	$39,077	$41,366
Software related subscription services	9,687	5,530	19,402	10,787
Total software, hardware and related	29,003	26,144	58,479	52,153
Support and maintenance	42,135	40,313	82,940	78,921
Revenue cycle management and related services	17,432	15,467	34,125	31,482
Electronic data interchange and data services	18,906	16,545	37,225	33,237
Professional Services	13,043	12,612	25,644	24,817
Total revenues	120,519	111,081	238,413	220,610
Cost of revenue:
Software license and hardware	7,475	6,636	15,031	13,307
Software related subscription services	5,384	2,915	9,835	5,903
Total software, hardware and related	12,859	9,551	24,866	19,210
Support and maintenance	6,785	5,262	13,699	10,564
Revenue cycle management and related services	13,202	11,007	25,908	22,408
Electronic data interchange and data services	12,015	10,650	24,014	21,446
Professional Services	11,912	11,212	24,476	22,126
Total cost of revenue	56,773	47,682	112,963	95,754
Gross profit	63,746	63,399	125,450	124,856
Operating expenses:
Selling, general and administrative	38,681	38,578	75,411	73,674
Research and development costs	16,898	7,615	33,134	13,229
Amortization of acquired intangible assets	908	1,260	1,891	2,454
Total operating expenses	56,487	47,453	110,436	89,357
Income from operations	7,259	15,946	15,014	35,499
Interest income (expense), net	69	(205)	123	(174)
Other expense, net	(26)	(155)	(17)	(409)
Income before provision for income taxes	7,302	15,586	15,120	34,916
Provision for income taxes	2,552	5,465	5,207	11,850
Net income	$4,750	$10,121	$9,913	$23,066
Net income per share:
Basic	$0.08	$0.17	$0.16	$0.39
Diluted	$0.08	$0.17	$0.16	$0.39
Weighted-average shares outstanding:
Basic	60,247	59,734	60,238	59,647
Diluted	60,788	59,751	60,782	59,663
Dividends declared per common share	$0.175	$0.175	$0.35	$0.35

QUALITY SYSTEMS, INC.
CONSOLIDATED STATMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,
	2014	2013
Revenues:
Software license and hardware	$19,761	$20,752
Software related subscription services	9,715	5,257
Total software, hardware and related	29,476	26,009
Support and maintenance	40,805	38,608
Revenue cycle management and related services	16,693	16,015
Electronic data interchange and data services	18,319	16,692
Professional Services	12,601	12,205
Total revenues	117,894	109,529
Cost of revenue:
Software license and hardware	7,556	6,671
Software related subscription services	4,451	2,988
Total software, hardware and related	12,007	9,659
Support and maintenance	6,914	5,302
Revenue cycle management and related services	12,706	11,401
Electronic data interchange and data services	11,999	10,796
Professional Services	12,564	10,914
Total cost of revenue	56,190	48,072
Gross profit	61,704	61,457
Operating expenses:
Selling, general and administrative	36,730	35,096
Research and development costs	16,236	5,614
Amortization of acquired intangible assets	983	1,194
Total operating expenses	53,949	41,904
Income from operations	7,755	19,553
Interest income, net	54	31
Other income (expense), net	9	(254)
Income before provision for income taxes	7,818	19,330
Provision for income taxes	2,655	6,385
Net income	$5,163	$12,945
Net income per share:
Basic	$0.09	$0.22
Diluted	$0.08	$0.22
Weighted-average shares outstanding:
Basic	60,230	59,559
Diluted	60,770	59,572
Dividends declared per common share	$0.175	$0.175

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